                                   FORM 8-K



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) January 3, 1995
                                                        ---------------




                            Sun Distributors L. P.
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                  1-9375                      23-2439550
- - --------------------------------------------------------------------------------
     (State or other            (Commission                 (I.R.S. Employer
     jurisdiction of            File Number)                 Identification
      organization)                                              Number)



                       2600 One Logan Square
                     Philadelphia, Pennsylvania                      19103
- - --------------------------------------------------------------------------------
             (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code (215) 665-3650
                                                          --------------

                                                                    Page 1 of 11
                                                        Exhibit Index on page 11

Item 2.   Acquisition or Disposition of Assets.

          On January 3, 1995, the Registrant completed the sale of certain assets of its Dorman Products division to R&B, Inc. for a cash consideration of $37,786,000 (subject to certain post-closing adjustments) and the assumption of certain liabilities. The amount of the consideration was determined by arms-length negotiations between the parties. The asset purchase agreement, as amended, is attached as an exhibit to this report.


Item 7.   Financial Statements and Exhibits.


(b)   Pro forma financial information.
                                                         Page
                                                         ----
          Introduction                                     3

          Pro Forma Consolidated Balance Sheet,
            September 30, 1994 (Unaudited)                 4

          Pro Forma Consolidated Statement of Income
            for the Nine Months ended September 30,
            1994 (Unaudited)                               5

          Pro Forma Consolidated Statement of Income
            for the Year ended December 31, 1993
            (Unaudited)                                    6

          Notes to Pro Forma Financial Information
            (Unaudited)                                  7-9

(c)   Exhibits.

          The following exhibit is filed as part of this Report:

     2.1 Asset Purchase Agreement for the Acquisition of the Assets of the Dorman Products Division of SDI Operating Partners, L.P. by R&B, Inc., dated as of October 5, 1994, as amended.

                     SUN DISTRIBUTORS L.P. AND SUBSIDIARY

                        PRO FORMA FINANCIAL INFORMATION

                                 INTRODUCTION



On January 3, 1995, SDI Operating Partners, L.P., a subsidiary limited partnership of Sun Distributors L.P. ("the Company") sold certain assets of its Dorman Products Division for an aggregate consideration of approximately $37.8 million (subject to certain post-closing adjustments) and the assumption of certain liabilities. Also, the Company's report on Form 8-K dated December 5, 1994, disclosed the sale of certain assets of its three Electrical Group Divisions and the assumption of certain liabilities. The accompanying pro forma consolidated balance sheet and pro forma consolidated statements of income give effect to both of these divestitures.

The pro forma financial information is unaudited and assumes that the transactions for which pro forma effects are shown occurred as of September 30, 1994 for the pro forma consolidated balance sheet and as of January 1, 1993 for the pro forma consolidated statements of income (the "pro forma financial information").

The pro forma financial information presented herein is not necessarily indicative of what the financial position or results of operations would have been had the transactions occurred on those dates, nor are they necessarily indicative of the future results of operations of the company. Management believes the pro forma adjustments reflected in the accompanying consolidated balance sheet and consolidated statements of income give effect to all material changes arising from the divestment of the Dorman Products Division and the three Electrical Group Divisions ("the divested divisions"). The pro forma financial information should be read in conjunction with the historical consolidated financial information and related notes included in the Company's report on Form 10-K for the year ended December 31, 1993, report on Form 10-Q for the quarter ended September 30, 1994, and report on Form 8-K dated
December 5, 1994.

                     SUN DISTRIBUTORS L.P. AND SUBSIDIARY
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1994
                                  (UNAUDITED)
                            (dollars in thousands)

                                                                         Divested
                                                                         Divisions       Pro Forma
                     ASSETS                              Historical         (a)         Adjustments       Pro Forma
               ------------------                       -------------   ------------    -----------      ------------
Current assets:
  Cash and cash equivalents                                   $2,645    (      $166)        $35,636  (b)     $38,115
  Accounts and notes receivable, net                          95,089    (    19,363)            247  (c)      75,973
  Inventories                                                103,839    (    25,209)            514  (d)      79,144
  Other current assets                                         4,346    (     1,239)          2,500  (e)       5,607
                                                        -------------   ------------     -----------     ------------
       Total current assets                                  205,919    (    45,977)         38,897          198,839

Property, plant and equipment, net                            28,664    (     8,039)            224  (f)      20,849
Goodwill                                                      54,320    (     9,044)                          45,276
Other intangibles                                              2,959    (       556)                           2,403
Deferred income taxes                                          1,889                                           1,889
Other assets                                                   2,704    (     3,203)            264  (g) (       235)
                                                        -------------   ------------     -----------     ------------
       Total assets                                         $296,455    (   $66,819)        $39,385         $269,021
                                                        =============   ============     ===========     ============

          LIABILITIES AND PARTNERS' CAPITAL
      -----------------------------------------
Current liabilities:
  Accounts payable, trade                                    $61,907    (   $15,376)                          46,531
  Current portion of senior notes                              5,700                                           5,700
  Notes payable                                                2,308                                           2,308
  Current portion of capitalized lease obligations               498    (       403)                              95
  Distributions payable to partners                            1,625                          7,978  (h)       9,603
  Accrued expenses:
    Salaries and wages                                         6,322    (     1,002)                           5,320
    Interest on senior notes                                   2,811                                           2,811
    Management fee due the general partner                     2,491                                           2,491
    Income and other taxes                                     3,795    (       691)                           3,104
    Other accrued expenses                                    14,080    (     2,028)          3,038  (i)      15,090
                                                        -------------   ------------     -----------     ------------
       Total current liabilities                             101,537    (    19,500)         11,016           93,053

Senior notes                                                  89,300                     (   14,250) (j)      75,050
Bank revolving credit                                         13,000                     (   13,000) (k)
Capitalized lease obligations                                  4,535    (     4,521)                              14
Deferred compensation                                          6,962                                           6,962
Other liabilities                                              1,116    (         1)                           1,115
Commitments and contingencies
Partners' capital:
  General partner                                                800                                             800
  Limited partners:
    Class A interests                                         67,642                                          67,642
    Class B interests                                         13,077    (    42,797)         55,619  (1)      25,899
    Class B interests held in treasury                  (      1,514)                                    (     1,514)
                                                        -------------   ------------     -----------     ------------
       Total liabilities and partners' capital              $296,455    (   $66,819)        $39,385         $269,021
                                                        =============   ============     ===========     ============

           SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION

                     SUN DISTRIBUTORS L.P. AND SUBSIDIARY
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)
        (dollars in thousands except for partnership interest amounts)

                                                                         Divested
                                                                         Divisions       Pro Forma
                                                         Historical         (m)         Adjustments      Pro Forma
                                                         ----------      ---------      -----------      ---------
Net sales                                                  $557,016      ($111,671)                       $445,345
Cost of sales                                               344,054        (76,885)                        267,169
                                                         ----------     ----------       ----------     ----------
   Gross profit                                             212,962        (34,786)                        178,176
                                                         ----------     ----------       ----------     ----------
Operating expenses:
  Selling, general and administrative expenses              176,694        (29,082)                        147,612
  Management fee to general partner                           2,491                                          2,491
  Depreciation                                                3,491           (729)                          2,762
  Amortization                                                2,010           (364)                          1,646
                                                         ----------     ----------       ----------     ----------
   Total operating expenses                                 184,686        (30,175)                        154,511
                                                         ----------     ----------       ----------     ----------
   Income from operations                                    28,276         (4,611)                         23,665

Interest income                                                  51             (3)                 (n)         48
Interest expense                                              7,702           (179)          (1,865)(o)      5,658
Other income (expense), net                                    (640)          (180)                           (820)
                                                         ----------     ----------       ----------     ----------
    Income before provision for income taxes                 19,985         (4,615)           1,865         17,235

Provision for income taxes                                      138                                            138
                                                         ----------     ----------       ----------     ----------
    Net income                                              $19,847        ($4,615)          $1,865        $17,097
                                                         ==========     ==========       ==========     ==========

Net income allocated to partners:
  General partner                                              $198           ($46)             $19           $171
                                                         ----------     ----------       ----------     ----------
  Class A limited partners                                   $9,157                                         $9,157
                                                         ----------     ----------       ----------     ----------
  Class B limited partners                                  $10,492        ($4,569)          $1,846         $7,770
                                                         ----------     ----------       ----------     ----------

Weighted average number of outstanding
  limited partnership interests:
  - Class A interests                                    11,099,573     11,099,573       11,099,573     11,099,573
  - Class B interests                                    21,675,746     21,675,746       21,675,746     21,675,746

Earnings per limited partnership interest:
    - Class A interest                                         $.82                                           $.82
    - Class B interest                                         $.48          ($.21)            $.09           $.36

           SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION

                     SUN DISTRIBUTORS L.P. AND SUBSIDIARY
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)
        (dollars in thousands except for partnership interest amounts)



                                                                         Divested
                                                                         Divisions       Pro Forma
                                                         Historical         (p)         Adjustments      Pro Forma
                                                         ----------     ----------      -----------     ----------
Net sales                                                  $655,707      ($137,107)                       $518,600
Cost of sales                                               402,441        (92,984)                        309,457
                                                         ----------     ----------       ----------     ----------
   Gross profit                                             253,266        (44,123)                        209,143
                                                         ----------     ----------       ----------     ----------
Operating expenses:
  Selling, general and administrative expenses              213,101        (36,173)                        176,928
  Management fee to general partner                           3,330                                          3,330
  Depreciation                                                5,106         (1,024)                          4,082
  Amortization                                                2,848           (344)                          2,504
                                                         ----------     ----------       ----------     ----------
   Total operating expenses                                 224,385        (37,541)                        186,844
                                                         ----------     ----------       ----------     ----------
   Income from operations                                    28,881         (6,582)                         22,299

Interest income                                                  92             (7)                 (q)         85
Interest expense                                             10,096           (219)          (2,226)(r)      7,651
Other income (expense), net                                     498           (222)                            276
                                                         ----------     ----------       ----------     ----------
    Income before provision for income taxes                 19,375         (6,592)           2,226         15,009

Provision for income taxes                                      869                                            869
                                                         ----------     ----------       ----------     ----------
    Net income                                              $18,506        ($6,592)           2,226        $14,140
                                                         ==========     ==========       ==========     ==========

Net income allocated to partners:
  General partner                                              $185           ($66)             $22           $141
                                                         ----------     ----------       ----------     ----------
  Class A limited partners                                  $12,210                                        $12,210
                                                         ----------     ----------       ----------     ----------
  Class B limited partners                                   $6,111        ($6,526)          $2,204         $1,789
                                                         ----------     ----------       ----------     ----------

Weighted average number of outstanding
  limited partnership interests:
  - Class A interests                                    11,099,573     11,099,573       11,099,573     11,099,573
  - Class B interests                                    21,675,746     21,675,746       21,675,746     21,675,746

Earnings per limited partnership interest:
    - Class A interest                                        $1.10                                          $1.10
    - Class B interest                                         $.28          ($.30)            $.10           $.08

           SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION

                     SUN DISTRIBUTORS L.P. AND SUBSIDIARY

                   NOTES TO PRO FORMA FINANCIAL INFORMATION
                                  (UNAUDITED)
                            (dollars in thousands)


1.   Basis of Presentation

     The pro forma financial information is unaudited and assumes that the transactions for which the pro forma effects are shown occurred as of September 30, 1994, for the pro forma consolidated balance sheet and as of January 1, 1993, for the pro forma consolidated statements of income.

     The gain on the sale of the divested divisions of approximately $20,800 and other non-recurring items related to the sale have been excluded from the accompanying pro forma consolidated statements of income as such amounts do not represent on-going income or costs of operations.

2.   Pro forma adjustments to consolidated balance sheet:

     (a) Adjustment to reflect the elimination of historical assets and liabilities as of September 30, 1994 of the divested divisions.

     (b) Adjustment to reflect remaining cash proceeds from the sale of the divested divisions after application of cash reflected in pro forma adjustments (e), (g), (j), (k) and (l) listed below.

     (c) Adjustment to reflect the estimated Electrical Group Divisions' accounts receivable balances not sold on December 5, 1994.

     (d) Adjustment to reflect estimated Dorman Products inventory not sold on January 3, 1995.

     (e) Adjustment to reflect the portion of aggregate consideration held in escrow as of December 5, 1994, related to the sale of the Electrical Group.

     (f) Adjustment to reflect Electrical Group Divisions' properties not sold on December 5, 1994.

                   NOTES TO PRO FORMA FINANCIAL INFORMATION
                                  (UNAUDITED)
                            (dollars in thousands)



2.   Pro forma adjustments to consolidated balance sheet (continued):

     (g) Adjustment to reflect the Electrical Group prepaid pension asset not sold on December 5, 1994.

     (h) Adjustment to reflect estimated tax distribution required to be paid to Class B interest holders as a result of the capital gain recognized from the sale transactions.

     (i) Adjustment to reflect accrued expenses related to sale of the divested divisions, such as investment banking fees, legal, severance and other divestiture costs.

     (j) Adjustment to reflect mandatory repayment of senior notes in accordance with Note Purchase Agreement dated December 15, 1992.

     (k) Adjustment to reflect repayment of outstanding bank revolving credit borrowings.

     (l) Adjustment to reflect net assets sold based on September 30, 1994 book values plus estimated gain recognized from the sale transactions less required tax distribution (reference Note 1 and pro forma adjustments
          (a) and (h)).

3. Pro forma adjustments to consolidated statement of income for the nine months ended September 30, 1994:

     (m) Adjustment to reflect elimination of the results of operations for the divested divisions for the nine months ended September 30, 1994.

     (n) Interest income that would have been earned from excess cash balances approximates $648 for the nine months ended September 30, 1994 based on an assumed short-term investment rate of 3.5%. This amount is not reflected in the accompanying pro forma consolidated statement of income.

                   NOTES TO PRO FORMA FINANCIAL INFORMATION
                                  (UNAUDITED)
                            (dollars in thousands)


3. Pro forma adjustments to consolidated statement of income for the nine months ended September 30, 1994 (continued):

     (o) Adjustment to reflect reduced interest expense resulting from the repayment of the outstanding bank revolving credit borrowings and senior notes (reference pro forma adjustments (j) and (k)).


4. Pro forma adjustments to consolidated statement of income for the year ended December 31, 1993:

     (p) Adjustments to reflect elimination of the results of operations for the divested divisions for the year ended December 31, 1993.

     (q) Interest income that would have been earned from excess cash balances approximates $1,218 for the year ended December 31, 1993 based on an assumed short-term investment rate of 3.7%. This amount is not reflected in the accompanying pro forma consolidated statement of income.

     (r) Adjustment to reflect reduced interest expense resulting from the repayment of the outstanding bank revolving credit borrowings and senior notes (reference pro forma adjustments (j) and (k)).

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SUN DISTRIBUTORS L.P.



                                        By /s/ Louis J. Cissone
                                           -----------------------
                                              Louis J. Cissone
                                         Senior Vice President and
                                          Chief Financial Officer
DATE: January 18, 1995

                                 EXHIBIT INDEX


Exhibit
Number                                                          Page
- - ------                                                          ----

2.1 Asset Purchase Agreement for the Acquisition of the Assets of the Dorman Products Division of SDI Operating Partners, L.P. by R&B, Inc., dated as of October 5, 1994, as amended.